                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              December 15, 1998
                                                        ------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
            (Exact name of registrant as specified in its charter)


  New Jersey                                                Applied For
  ----------                                                -----------

State or other                  (Commission                (IRS Employer
jurisdiction of                 File Number)               ID Number)
                                incorporation)


              2840  Morris  Avenue,  Union,  New  Jersey   07083
       -----------------------------------------------------------------
                   (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                (908) 686-2000

                                      n/a
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5                   Other Events
                         ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 15, 1998 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            THE MONEY STORE INC.


                                               By: /s/ Harry Puglisi
                                               --------------------------------
                                                       Harry Puglisi
                                                         Treasurer



              Dated:                12/31/98

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE DECEMBER 10, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                  $3,772,180.02


    LESS: SERVICE FEE                                                              36,046.97
          CONTINGENCY FEE                                                          36,046.97
          OTHER SERVICER FEES (Late Charges / Escrow)                              26,763.31
          UNREIMBURSED MONTHLY ADVANCES                                                 0.00
                                                                             ------------------
                                                                                   98,857.25
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                                  55,060.20
          PRE-FUNDING ACCOUNT TRANSFER                                                  0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                         0.00
                                                                             ------------------

                                                                                   55,060.20
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                             0.00

                                                                             ------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                           3,728,382.97
                                                                             ==================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      31,597,764.38

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                      13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                   2,715,279.84
    CLASS A-2                                                                           0.00
    CLASS A-3                                                                           0.00
    CLASS A-4                                                                           0.00
    CLASS A-5                                                                           0.00
    CLASS M-1                                                                           0.00
    CLASS M-2                                                                           0.00
    CLASS B                                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                        2,715,279.84

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                   0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                   0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                   0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                 0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                    0.00
        CLASS M REALIZED LOSS AMOUNT                                                    0.00
        CLASS B REALIZED LOSS AMOUNT                                                    0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                  0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                       7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                      1,104,073.64
   # OF LOANS                                                                            106

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                196,372.50

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                440,011.01

9.  AMOUNT OF INTEREST RECEIVED                                                 2,004,161.44

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
             MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                            55,060.20

     (B)  AMOUNT OF COMPENSATING INTEREST                                             521.69

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                               299,903.57

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                         168,653.07
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      2,715,279.84
     (C) CARRY FORWARD AMOUNT                                       0.00
     (D) MONTHLY ADVANCE                                            0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                            2,883,932.91

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                         102,015.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
     (C) CARRY FORWARD AMOUNT                                       0.00
     (D) MONTHLY ADVANCE                                            0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                              102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                         151,630.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
     (C) CARRY FORWARD AMOUNT                                       0.00
     (D) MONTHLY ADVANCE                                            0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                              151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                                127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                                107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           657,347.34
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        2,715,279.84
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                                3,372,627.18

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                                136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                                118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                           254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                                  254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                            94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                                   94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         1,006,830.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                        2,715,279.84
         (C) CARRY FORWARD AMOUNT                                         0.00
         (D) MONTHLY ADVANCE                                              0.00

         TOTAL REMITTANCE AMOUNT                                                        3,722,110.51

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                           0.00
       (B) GP REMITTANCE AMOUNT PAYABLE                                                         0.00


    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                         28,882,484.54

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                        13,500,000.00

    (I) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                       174,389,484.54

16. TRIGGER EVENT CALCULATION                                                                   TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) EXCEEDS 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                                       2.97%
         (ii) SENIOR ENHANCEMENT PERCENTAGE                                   34.55%                        8.60%            NO

    (2)  BOTH (A) AND (B) OCCUR

         (A) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 9%           OR                                       2.13%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000          957,409.07           NO

         (B) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 15%           OR                                      2.13%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000            957,409.07           NO                         NO


                                                                                                                  ------------------

                 IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                           NO
                                                                                                                  ------------------


17. CUMULATIVE REALIZED LOSSES                                                               957,409.07

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                          0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                              36,046.97

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                            36,046.97

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                6,272.46

    (D) FHA PREMIUM ACCOUNT                                                                    4,369.42

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                    0.00
           (B) SECTION 5.04 (c)                                                                    0.00
           (C) SECTION 5.04 (d)(ii)                                                                0.00
           (D) SECTION 5.04 (e)                                                                    0.00
           (E) SECTION 5.04 (f)(i)                                                            72,093.94

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                              28,882,484.54           0.53002192
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                             54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                              19,745,000.00           1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                             19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                              29,277,000.00           1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                             29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                              23,496,000.00           1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                             23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                              17,989,000.00           1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                             17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                              22,500,000.00           1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                             22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                              19,000,000.00           1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                             19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                              13,500,000.00           1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                             13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                  174,389,484.54           0.87194742
    ORIGINAL POOL  PRINCIPAL BALANCE                                200,000,000.00

  22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                    13.885%

      (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                      15.435%

      (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS
          A-5, CLASS M-1, CLASS M-2 AND CLASS B
          ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                      6.871%

                                                              ----------------------------------------------------------------------

      (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR               09/30/98                   10/31/98                 11/30/98
                                                              ----------------------------------------------------------------------

                                                                    13.891%                   13.888%                  13.885%

23.   (A) SENIOR PERCENTAGE                                                                          100.00%

      (B) CLASS B PERCENTAGE                                                                           0.00%

24.   (A) SPREAD AMOUNT                                                                         8,036,187.59

      (B) SPECIFIED SUBORDINATED AMOUNT                                                        10,800,000.00

25.   (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                          0.00
          CLASS M APPLIED REALIZED LOSS AMOUNT                                                          0.00
          CLASS B APPLIED REALIZED LOSS AMOUNT                                                          0.00

      (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                          0.00
          UNPAID  CLASS M REALIZED LOSS AMOUNT                                                          0.00
          UNPAID  CLASS B REALIZED LOSS AMOUNT                                                          0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                  974,822.69

27.   (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
          FOR THE DUE PERIOD                                                                        4,369.42
      (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                             838.44

 28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                     0.00

 29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                                    20,000,000.00

 30.  CLAIMS FILED DURING THE DUE PERIOD                                                                0.00

 31.  CLAIMS PAID DURING THE PERIOD                                                                     0.00

 32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                            0.00

 33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                               0.00

 34.  OTHER INFORMATION                                                                                 N/A

                                   EXHIBIT L
                 REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1998

RESIDENTIAL         OUTSTANDING           #
TRUST               DOLLARS               ACCOUNTS        RANGES             AMOUNT          NO                PCT
1998-I                $182,425,672.13       9,426         1 TO 29 DAYS     18,191,207.86           1,138        9.97%
                                                         30 TO 59 DAYS      2,349,447.46             180        1.29%
                                                         60 TO 89 DAYS      1,430,331.08             102        0.78%
                                                         90 AND OVER        3,831,895.18             306        2.10%

                                                         FORECLOSURE          159,658.75               4        0.09%
                                                         REO PROPERTY               0.00               0        0.00%



                                                         TOTALS           $25,962,540.33           1,730       14.23%
                                                                        ================================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE               CLASS A-1             CLASS A-2               CLASS A-3           CLASS A-4               CLASS A-5
-------------------------------------------------------------------------------------------------------------------------------
(ii)                       579.85                   1,000.00              1,000.00             1,000.00              1,000.00

(vi)                        20.26                       0.00                  0.00                 0.00                  0.00

(vii)                        3.60                       0.00                  0.00                 0.00                  0.00

(viii)                       7.95                       0.00                  0.00                 0.00                  0.00


(xiii)    (a)                3.09                       5.17                  5.18                 5.43                  5.98
          (b)               49.83                       0.00                  0.00                 0.00                  0.00
          (c)                0.00                       0.00                  0.00                 0.00                  0.00
          (d)                0.00                       0.00                  0.00                 0.00                  0.00


(xv)                       530.02                   1,000.00              1,000.00             1,000.00              1,000.00


(xxxv)                       0.00                       0.00                  0.00                 0.00                  0.00

SUBCLAUSE               CLASS M-1             CLASS M-2               CLASS B
----------------------------------------------------------------------------------------------------------------
(ii)                     1,000.00                   1,000.00              1,000.00

(vi)                         0.00                       0.00                  0.00

(vii)                        0.00                       0.00                  0.00

(viii)                       0.00                       0.00                  0.00


(xiii)    (a)                6.06                       6.25                  7.00
          (b)                0.00                       0.00                  0.00
          (c)                0.00                       0.00                  0.00
          (d)                0.00                       0.00                  0.00


(xv)                     1,000.00                   1,000.00              1,000.00


(xxxv)                       0.00                       0.00                  0.00